UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2020

RA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37926	26-2908274
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

87 Cambridgepark Drive
Cambridge, MA	02140
(Address of principal executive offices)	(Zip Code)

(617) 401-4060

(Registrant’s telephone number, include area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RARX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 2, 2020, Ra Pharmaceuticals, Inc., a Delaware corporation (the “Company”), completed its merger with Franq Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and an indirect wholly owned subsidiary of UCB S.A., a société anonyme formed under the laws of Belgium (“Parent”), whereby Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and an indirect wholly owned subsidiary of Parent (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of October 9, 2019, by and among the Company, Parent, and Merger Sub (the “Merger Agreement”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, par value $0.001 per share (the “Company Common Stock”), outstanding immediately prior to the Effective Time (other than shares (i) owned by the Company, Parent, Merger Sub or any wholly owned subsidiary of Parent or of the Company or (ii) held by stockholders who were entitled to, but did not vote in favor of the Merger (or consent thereto in writing) and were entitled to demand and properly demanded appraisal of such shares pursuant to Delaware law) was automatically converted into the right to receive $48.00 in cash per share, without interest. The total transaction value (net of the Company’s cash) is approximately $2.1 billion.

The Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on November 15, 2019, as supplemented on December 6, 2019 (the “Proxy Statement”), contains additional information about the Merger and the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company in the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on October 10, 2019, and is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2020, in connection with the Merger, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had been completed, and requested that trading of shares of Company Common Stock on Nasdaq be halted prior to the opening of trading on April 2, 2020 and suspended at the close of trading on April 2, 2020. In addition, on April 2, 2020, the Company requested that Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the shares of Company Common Stock from Nasdaq.

Additionally, the Company intends to file with the SEC a certification and notice of termination on Form 15 with respect to the Company Common Stock, requesting that such stock be deregistered under the Exchange Act, and that the reporting obligations of the Company with respect to the Company Common Stock under Sections 13 and 15(d) of the Exchange Act be suspended.

The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.03 is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred and UCB Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, became the sole stockholder of the Company. Parent funded the acquisition through a combination of existing cash resources and new debt financing, as described in the Proxy Statement. The information set forth in Items 2.01, 3.03, 5.02 and 5.03 is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.02.

In connection with the Merger, at the Effective Time, each member of the board of directors of the Company (the “Board”) submitted his or her resignation from the Board and from all committees of the Board on which such directors served. The members of the Board immediately prior to the Effective Time were Aoife M. Brennan, M.B., B.Ch., Alexander “Bo” Cumbo, Robert Heft, Ph.D., Edward T. Mathers, Timothy R. Pearson, Rajeev Shah and Douglas A. Treco, Ph.D.

Immediately following the Effective Time, Dhavalkumar Patel, Charl van Zyl, Abhinav Kumar and Denelle Waynick, the directors of Merger Sub immediately prior to the Effective Time were appointed as the directors of the Company.

As of the Effective Time, the officers of the Company immediately prior to the Merger remained in their respective positions as the officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, as of the Effective Time, the Third Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Fourth Amended and Restated Certificate of Incorporation”). The Fourth Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03.

In addition, as of the Effective Time, in accordance with the Merger Agreement, the Amended and Restated Bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Bylaws”). The Bylaws, as so amended and restated, are filed as Exhibit 3.2 hereto and incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On April 2, 2020, Parent issued a press release announcing the completion of the Merger (the “Press Release”), a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Additionally, in accordance with General Instruction G(3) of Form 10-K, the Company will file an amendment to our Form 10-K for the fiscal year ended December 31, 2019 on or before April 13, 2020 to include those items required by Part III of Form 10-K, including the sections entitled “Compensation Discussion & Analysis” and “Executive Compensation”.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 9, 2019, by and among Ra Pharmaceuticals, Inc., UCB S.A., and Franq Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 10, 2019)*

3.1	Fourth Amended and Restated Certificate of Incorporation of Ra Pharmaceuticals, Inc.

3.2	Bylaws of Ra Pharmaceuticals, Inc.

99.1	Press release, dated April 2, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA PHARMACEUTICALS, INC.

Date: April 2, 2020	By:	/s/ David C. Lubner
David C. Lubner
Executive Vice President and Chief Financial Officer